Third Quarter 2015 THIRD QUARTER 2015 RESULTS October 30, 2015

Third Quarter 20152 FORWARD LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to manage capital expenditures and operations and maintenance costs while maintaining high reliability and customer service levels; variations in demand for electricity, including those due to weather, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation or regulation, including those relating to environmental requirements, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on debt and equity capital; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, particularly in real estate markets; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental and other concerns surrounding coal-fired generation; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2014, and in Part II of the Pinnacle West/APS Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law. In this presentation, references to net income and earnings per share (EPS) refer to amounts attributable to common shareholders. We present “gross margin” per diluted share of common stock. Gross margin refers to operating revenues less fuel and purchased power expenses. Gross margin is a “non-GAAP financial measure,” as defined in accordance with SEC rules. The appendix contains a reconciliation of this non-GAAP financial measure to the referenced revenue and expense line items on our Consolidated Statements of Income, which are the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the United States of America (GAAP). We view gross margin as an important performance measure of the core profitability of our operations. We refer to “on-going earnings” in this presentation, which is also a non-GAAP financial measure. We believe on-going earnings and the information provided in the reconciliation provide investors with useful indicators of our results that are comparable among periods because they exclude the effects of unusual items that may occur on an irregular basis. Investors should note that these non-GAAP financial measures may involve judgments by management, including whether an item is classified as an unusual item. These measures are key components of our internal financial reporting and are used by our management in analyzing the operations of our business. We believe that investors benefit from having access to the same financial measures that management uses.

Third Quarter 20153 CONSOLIDATED EPS COMPARISON 2015 VS. 2014 $2.30 $2.20 2015 2014 3rd Quarter GAAP Net Income $2.30 $2.20 3rd Quarter On-Going Earnings $3.55 $3.53 2015 2014 Year-to-Date GAAP Net Income $3.55 $3.53 Year-to-Date On-Going Earnings

Third Quarter 20154 Gross Margin(1) $0.28 ON-GOING EPS VARIANCES 3RD QUARTER 2015 VS. 3RD QUARTER 2014 Other, net $(0.05) Other Taxes $(0.01) (1) Excludes costs, and offsetting operating revenues, associated with renewable energy (excluding AZ Sun), demand side management and similar regulatory programs. D&A $(0.12) Net Increase $0.10 =

Third Quarter 20155 GROSS MARGIN EPS DRIVERS 3RD QUARTER 2015 VS. 3RD QUARTER 2014 Lost Fixed Cost Recovery Mechanism $0.02 = Net Increase $0.28 Transmission Revenue $0.02 See non-GAAP reconciliation for gross margin in appendix. Weather $0.04 Four Corners Rate Change $0.11 Higher kWh Sales $0.08 Wholesale Contract $(0.02)Other, net (incl. AZ Sun) $0.03

Third Quarter 20156 ECONOMIC INDICATORS Arizona and Metro Phoenix remain attractive places to live and do business Single Family & Multifamily Housing Permits Maricopa County Job Growth (Total Nonfarm) – Metro Phoenix (10.0)% (5.0)% 0.0% 5.0% 10.0% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 Metro Phoenix U.S. YoY Change E 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 '07 '08 '09 '10 '11 '12 '13 '14 '15 Single Family Multifamily Construction, healthcare, tourism, financial activities, business services, and consumer services adding jobs at a rate above 3% Phoenix ranked 1st in tech industry job growth over last 2 years (tied with San Francisco) - CBRE September 2015 Phoenix ranked 6th for commercial real estate investment (3rd excluding Texas cities) - Situs RERC, August 2015 Phoenix tops West and Mountain regions for economic development projects, beats San Francisco and Seattle - Site Selection magazine, March 2015 Q3

Third Quarter 20157 ON-GOING EPS GUIDANCE AS OF OCTOBER 30, 2015 2015 Guidance 2016 Guidance * Assumes normal weather See key factor and assumptions in appendix. $3.75 - $3.95* $3.90 - $4.10* + Adjustment mechanisms, primarily Transmission Cost Adjustor (TCA) and Lost Fixed Cost Recovery (LFCR) + Modest sales growth – Higher O&M, primarily planned fossil outages Key Drivers 2015 - 2016

Third Quarter 2015 APPENDIX

Third Quarter 20159 2015 ON-GOING EPS GUIDANCE Key Factors & Assumptions as of October 30, 2015 2015 Electricity gross margin* (operating revenues, net of fuel and purchased power expenses) $2.27 – $2.32 billion • Retail customer growth about 1.0-2.0% • Weather-normalized retail electricity sales volume about 0-1.0% to prior year taking into account effects of customer conservation, energy efficiency and distributed renewable generation initiatives • Assumes normal weather Operating and maintenance* $775 - $795 million Other operating expenses (depreciation and amortization, and taxes other than income taxes) $650 - $670 million Interest expense, net of allowance for borrowed and equity funds used during construction (Total AFUDC $45 million) $150 - $160 million Net income attributable to noncontrolling interests ~$20 million Effective tax rate 34.5% Average diluted common shares outstanding ~111.0 million On-Going EPS Guidance $3.75 - $3.95 * Excludes O&M of $104 million, and offsetting revenues, associated with renewable energy and demand side management programs.

Third Quarter 201510 2016 ON-GOING EPS GUIDANCE Key Factors & Assumptions as of October 30, 2015 2016 Electricity gross margin* (operating revenues, net of fuel and purchased power expenses) $2.34 – $2.39 billion • Retail customer growth about 1.5-2.5% • Weather-normalized retail electricity sales volume about 0-1.0% to prior year taking into account effects of customer conservation, energy efficiency and distributed renewable generation initiatives • Assumes normal weather Operating and maintenance* $825 - $845 million Other operating expenses (depreciation and amortization including impacts related to Palo Verde sale leaseback, and taxes other than income taxes) $645 - $665 million Interest expense, net of allowance for borrowed and equity funds used during construction (Total AFUDC $50 million) $155 - $165 million Net income attributable to noncontrolling interests ~$20 million Effective tax rate 34-35% Average diluted common shares outstanding ~112.0 million On-Going EPS Guidance $3.90 - $4.10 * Excludes O&M of $114 million, and offsetting revenues, associated with renewable energy and demand side management programs.

FINANCIAL OUTLOOK

Key Factors & Assumptions as of October 30, 2015

Gross Margin – Customer Growth and Weather (2015-2017)

Assumption	Impact
Retail customer growth	• Expected to average about 2-3% annually • Modestly improving Arizona and U.S. economic conditions
Weather-normalized retail electricity sales volume growth	• About 0.5-1.5% after customer conservation and energy efficiency and distributed renewable generation initiatives

Gross Margin – Related to 2012 Retail Rate Settlement

Assumption	Impact
AZ Sun Program	• Additions to flow through RES until next base rate case • First 50 MW of AZ Sun is recovered through base rates
Lost Fixed Cost Recovery (LFCR)	• Offsets 30-40% of revenues lost due to ACC-mandated energy efficiency and distributed renewable generation initiatives
Environmental Improvement Surcharge (EIS)	• Assumed to recover up to $5 million annually of carrying costs for government-mandated environmental capital expenditures
Power Supply Adjustor (PSA)	• 100% recovery as of July 1, 2012
Transmission Cost Adjustor (TCA)	• TCA is filed each May and automatically goes into rates effective June 1 • Beginning July 1, 2012 following conclusion of the regulatory settlement, transmission revenue is accrued each month as it is earned.
Four Corners Acquisition	• Four Corners rate increase effective January 1, 2015

Potential Property Tax Deferrals (2012 retail rate settlement): Assume 60% of property tax increases relate to tax rates, therefore, will be eligible for deferrals (Deferral rates: 50% in 2013; 75% in 2014 and thereafter)

Outlook Through 2016: Goal of earning more than 9.5% Return on Equity (earned Return on Equity based on average Total Shareholder's Equity for PNW consolidated, weather-normalized)

11 Third Quarter 2015

PINNACLE WEST CAPITAL CORPORATION

Third Quarter 201512 OPERATIONS & MAINTENANCE OUTLOOK Goal is to keep O&M per kWh flat, adjusted for planned outages $754 $761 $788 $805 $150 $124 $137 $103 $104 $114 2011 2012 2013 2014 2015E 2016E PNW Consolidated RES/DSM* *Renewable energy and demand side management expenses are offset by adjustor mechanisms. $775 - $795 ($ Millions) $825 - $845

Third Quarter 201513 $289 $259 $230 $250 $66 $77 $258 $24 $47 $234 $198 $63 $66 $13 $1 $192 $193 $125 $180 $242 $336 $347 $317 $73 $89 $85 $81 2014 2015 2016 2017 CAPITAL EXPENDITURES 70% of capital expenditures are recovered through rate adjustors (30%) and depreciation cash flow (40%) ($ Millions) $883 $1,056 $1,111 Other Distribution Transmission Renewable Generation Environmental Traditional Generation Projected $1,285 • The table does not include capital expenditures related to El Paso's 7% interest in Four Corners Units 4 and 5 of $3 million in 2015, $27 million in 2016 and $20 million in 2017. • 2015 – 2017 as disclosed in Third Quarter 2015 Form 10-Q. New Gas Generation

Third Quarter 201514 $2.10 $2.18 $2.27 $2.38 $2.50 2011 2012 2013 2014 2015 2016 2017 Dividend Growth Goal Indicated Annual Dividend Rate at Year-End DIVIDEND GROWTH Pinnacle West’s annual dividend is $2.50 per share; targeting ~5% annual dividend growth Projected Future dividends subject to declaration at Board of Directors’ discretion.

Third Quarter 201515 RATE BASE APS’s revenues come from a regulated retail rate base and meaningful transmission business $6.0 $6.2 $7.6 $1.3 $1.5 $1.8 2014 2015 2016 2017 2018 APS Rate Base Growth Year-End ACC FERC $7.0 Billion Total Rate Base Projected Most Recent Rate Decisions ACC FERC Rate Effective Date 7/1/2012 6/1/2015 Test Year Ended 12/31/2010* 12/31/2014 Rate Base $5.7B $1.3B Equity Layer 54% 58% Allowed ROE 10.00% 10.75% *Adjusted to include post test-year plant in service through 3/31/2012 83% 17% Generation & Distribution Transmission Rate base $ in billions, rounded

Third Quarter 201516 BALANCE SHEET STRENGTH $250 $50 $500 $250 $125 $- $100 $200 $300 $400 $500 2016 2017 2018 2019 2020 APS PNW ($Millions) Debt Maturity Schedule Credit Ratings • A- rating or better at S&P, Moody’s and Fitch 2015 Major Financing Activities • $250 million 5-year 2.20% APS senior unsecured notes issued in January 2015 • $300 million 10-year 3.15% APS senior unsecured notes issued in May 2015 - refinanced $300 million of 4.65% notes that matured May 15, 2015 • Expect up to an additional $300 million of new long-term debt in Q4 2015 2016 Major Financing Activities • Currently expect about $550 million of long-term debt, including issuance to refinance $250 million of debt maturing on August 1, 2016 • In addition, there will be several tax-exempt series remarketed or refinanced We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds.

Third Quarter 201517 249 361 343 444 629 720 648 795 872 950 532 851 517 719 859 754 1,203 1,235 1,479 1,272 1,161 0 29 36 86 47 53 70 70 92 69 113 47 81 112 108 65 100 106 94 79 96 38 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 RESIDENTIAL PV APPLICATIONS As of September 30, 2015, nearly 36,000 residential grid-tied solar photovoltaic (PV) systems have been installed in APS’s service territory, equivalent to 255 MW. *Note: www.arizonagoessolar.org logs total residential application volume, including cancellations. Solar water heaters can also be found on the site, but are not included in the chart above. 2014 Applications* 2014 Canceled Apps 2015 Applications* 2015 Canceled Apps Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 15 19 23 44 51 57 2009 2010 2011 2012 2013 2014 Residential DG (MW) Annual Additions

Third Quarter 201518 (17) 5 (5) (7) (10) (6) 2 $(20) $(15) $(10) $(5) $0 $5 Q1 Q2 Q3 Q4 Q1 Q2 Q3 GROSS MARGIN EFFECTS OF WEATHER VARIANCES VS. NORMAL Pretax Millions 2014 $(24) Million All periods recalculated to current 10-year rolling average (2004-2013). 2015 $(14) Million

Third Quarter 201519 10 8 15 11 12 7 11 16 14 17 12 11 14 18 $0 $10 $20 $30 $40 $50 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Renewable Energy Demand Side Management RENEWABLE ENERGY AND DEMAND SIDE MANAGEMENT EXPENSES* * O&M expenses related to renewable energy, demand side management and similar regulatory programs are offset by comparable revenue amounts. Pretax Millions 2014 $103 Million 2015 $73 Million

Third Quarter 201520 NON-GAAP MEASURE RECONCILIATION GROSS MARGIN $ millions pretax, except per share amounts 2015 2014 Operating revenues* 1,199$ 1,173$ Fuel and purchased power expenses* (364) (383) Gross margin 835 790 0.25$ Adjustments: Renewable energy (excluding AZ Sun), demand side management and similar regulatory programs (25) (30) 0.03 Gross margin - adjusted 810$ 760$ 0.28$ * Line items from Consolidated Statements of Income Three Months Ended September 30, EPS Impact